Incline Capital Long/Short Fund (the "Fund")

a series of Northern Lights Fund Trust (the "Trust")

Supplement dated October 20, 2009

to the

Prospectus

dated March 12, 2009

Under "DISTRIBUTION OF SHARES - Other Compensation to Dealers" on page 13 of the Fund’s Prospectus, the entire section is hereby deleted and replaced with the following:

Other Compensation to Financial Intermediaries

In addition to amounts paid as a sales commission, the Adviser, at its expense and out of its own legitimate profits, may also provide additional compensation to financial intermediaries.  Financial intermediaries include advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be made, at the discretion of the Adviser, to certain financial intermediaries who have sold shares of the Fund or provide ongoing services to shareholders. The level of payments made to financial intermediaries in any given year will vary, but may be significant. These payments may provide an incentive for financial intermediaries to sell shares of the Fund, recommend the Fund, and promote the retention of their customer’s assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of Fund shares or the amount that the Fund will receive as proceeds from such sales.

The Adviser determines the cash payments described above in its discretion in response to requests from financial intermediaries, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the financial intermediary’s sales, assets, share class utilized and the quality of the financial intermediary’s relationship with the Adviser.) The Adviser will, on an annual basis, determine the advisability of continuing these payments. The Adviser may also pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Fund.

This Supplement, a prior Supplement dated September 9, 2009 and the existing Prospectus and Statement of Additional Information, both dated March 12, 2009, provide relevant information for all shareholders and should be read together and retained for future reference.  The prior Supplement, the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-994-5729.

Please Retain This Supplement for Your Future Reference.